UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018 (March 9, 2018)

Travelport Worldwide Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-36640	98-0505105
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Axis One, Axis Park

Langley, Berkshire, SL3 8AG, United Kingdom

(Address of principal executive offices, including Zip Code)

+44-1753-288-000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Purchase Agreement

On March 9, 2018, Travelport Corporate Finance PLC, a public limited company incorporated under the laws of England and Wales (the “Issuer”), a subsidiary of Travelport Worldwide Limited (the “Company”), entered into a purchase agreement (the “Purchase Agreement”) with the guarantors named therein (the “Guarantors”) and Citigroup Global Markets Limited and Goldman Sachs International, as representatives of the several initial purchasers listed in Schedule 1 thereto (the “Initial Purchasers”), relating to the sale by the Issuer of $745 million aggregate principal amount of its 6.00% Senior Secured Notes due 2026 (the “Notes”), in a private placement to persons reasonably believe to be “qualified institutional buyers” in the United States, as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act.

The Notes will be guaranteed fully and unconditionally on a senior secured basis by Travelport Limited, the Issuer’s immediate parent entity, and certain of Travelport Limited’s existing and future wholly-owned subsidiaries that also guarantee the proposed new senior secured credit agreement (the “New Senior Secured Credit Facilities”).

The Purchase Agreement contains customary representations, warranties and covenants by the Issuer, the Guarantors and the Initial Purchasers, as well as customary closing conditions. Under the terms of the Purchase Agreement, the Issuers and the Guarantors have agreed to indemnify the Initial Purchasers against certain liabilities. The offering of the Notes is expected to close on or about March 16, 2018, in accordance with the terms of the Purchase Agreement.

The Company expects to use the proceeds from the offering of the Notes, together with borrowings under the New Senior Secured Credit Facilities and cash on hand, to repay borrowings under its existing credit agreement in full and pay fees and expenses related to the offering.

On March 12, 2018, the Company issued a press release to announce the pricing of the Notes. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit
Number	Description

99.1	Press Release dated March 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT WORLDWIDE LIMITED

	By:	/s/ Rochelle J. Boas
Date: March 12, 2018		Name: Rochelle J. Boas
Title: Senior Vice President and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 12, 2018